Exhibit No. 32.1
Latin America Ventures, Inc.
File No. 000-53132
Form 10-K
Year ended December 31, 2009

     Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Latin America Ventures, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pierre Galoppi, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2010	By:	/s/ Pierre Galoppi
Pierre Galoppi
Chief Executive Officer and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Latin America Ventures, Inc. and will be retained by Latin America Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.